Schedule of Debt to Capital Ratio (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Capital Management
Total borrowings	$ 12,642,862	$ 10,037,519
Less: Cash and cash equivalents	(97,669)	(649,106)
Net debt	12,545,193	9,388,413
Total (deficit) equity	(6,777,635)	12,999,263	$ 11,852,248	$ 9,904,105
Total capital	$ 5,767,558	$ 22,387,676
Gearing ratio	218.00%	42.00%